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                                                                EXHIBIT 23.2


                  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated July 26, 1996 (except
Note 10, as to which the date is October 15, 1996) in the Registration Statement on Form SB-2 and related Prospectus of Cortex Pharmaceuticals, Inc. for the Registration of 4,600,537 shares of its common stock.



                                       ERNST & YOUNG LLP


San Diego, California
June 13, 1997